UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 20, 2018

Ameris Bancorp
(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of		Identification No.)
Incorporation)

310 First Street, S.E., Moultrie, Georgia	31768
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:	(229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 20, 2018, Ameris Bancorp (the “Company”) issued a press release announcing its unaudited financial results for the quarter ended March 31, 2018. A copy of that press release is attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1.

The information contained in this Item 2.02 and in Exhibit 99.1 attached to this Report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, such information shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 7.01	Regulation FD Disclosure.

A copy of the investor presentation material that the Company will present regarding its earnings during the teleconference beginning at 10:00 a.m. Eastern time on April 20, 2018 is attached to this Report as Exhibit 99.2. The investor presentation material is also available on the “Investor Relations” page of the Company’s website (http://www.amerisbank.com).

The information contained in this Item 7.01 and in Exhibit 99.2 attached to this Report is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section. Furthermore, such information shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits.

99.1	Press release dated April 20, 2018

99.2	Investor Presentation dated April 20, 2018

Cautionary Statements Regarding Forward-Looking Information

This Report contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “believe”, “estimate”, “expect”, “intend”, “anticipate” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. The forward-looking statements in this Report are based on current expectations and are provided to assist in the understanding of potential future performance. Readers are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties and that actual results may differ materially from those indicated in the forward-looking statements as a result of various factors, including, without limitation, the following: general competitive, economic, political and market conditions and fluctuations, including, without limitation, movements in interest rates; competitive pressures on product pricing and services; the ability of the parties to the proposed Atlantic Coast Financial Corporation (“Atlantic”) and Hamilton State Bancshares, Inc. (“Hamilton”) merger transactions to consummate the proposed merger transactions or satisfy the conditions to the completion of the proposed merger transactions, including, without limitation, the receipt of shareholder approval and the receipt of required regulatory approvals on the terms expected or on the anticipated schedule; the ability of the parties to the proposed Atlantic and Hamilton merger transactions to meet expectations regarding the timing, completion and accounting and tax treatments of the proposed merger transactions; the businesses of the Company and Atlantic and/or Hamilton may not be integrated successfully or such integration may take longer to accomplish than expected; the expected cost savings and any revenue synergies from the proposed merger transactions may not be fully realized within the expected timeframes; disruption from the proposed merger transactions may make it more difficult to maintain relationships with customers, employees or others; diversion of management time to merger-related issues; dilution caused by the Company’s issuance of additional shares of its common stock in connection with the proposed merger transactions; and success and timing of other business strategies. For a discussion of some of the other risks and other factors that may cause such forward-looking statements to differ materially from actual results, please refer to the Company’s filings with the Securities and Exchange Commission (the “SEC”), including its Annual Report on Form 10-K for the year ended December 31, 2017 and subsequently filed Current Reports on Form 8-K. Forward-looking statements speak only as of the date they are made, and none of the Company, Atlantic or Hamilton undertakes any obligation to update or revise forward-looking statements.

Additional Information and Where to Find It

Atlantic Coast Financial Corporation

In connection with the proposed merger of the Company with Atlantic, the Company has filed with the Securities and Exchange Commission a Registration Statement on Form S-4 (No. 333-222563) and a definitive Proxy Statement of Atlantic and a Prospectus of the Company, as well as other relevant documents concerning the proposed Atlantic transaction. The proposed transaction has been submitted to Atlantic’s stockholders for their consideration. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF ATLANTIC ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Stockholders may also obtain free copies of the documents filed with the SEC by the Company on its website at http://www.AmerisBank.com and by Atlantic on its website at https://www.AtlanticCoastBank.net/.

Participants in the Merger Solicitation

The Company and Atlantic, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the stockholders of Atlantic in respect of the proposed merger transaction. Information regarding the directors and executive officers of Atlantic is available in its definitive proxy statement, which was filed with the SEC on February 20, 2018. Information about Atlantic’s directors and executive officers can also be found in Atlantic’s definitive proxy statement in connection with its 2017 annual meeting of stockholders, which was filed with the SEC on April 18, 2017, and other documents subsequently filed by Atlantic with the SEC. Information regarding the Company’s directors and executive officers is available in its definitive proxy statement in connection with its 2018 annual meeting of shareholders, which was filed with the SEC on April 2, 2018, and other documents subsequently filed by the Company with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and other relevant materials filed with the SEC, which may be obtained as described in the preceding paragraph.

Hamilton State Bancshares, Inc.

The Company intends to file a registration statement on Form S-4 with the SEC to register the shares of the Company’s common stock that will be issued to Hamilton’s shareholders in connection with the proposed Hamilton transaction. The registration statement will include a proxy statement/prospectus and other relevant materials in connection with the proposed Hamilton transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. SHAREHOLDERS OF HAMILTON ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER. Shareholders may obtain free copies of these documents and other documents filed with the SEC on its website at http://www.sec.gov. Shareholders may also obtain free copies of the documents filed with the SEC by the Company on its website at http://www.AmerisBank.com.

Participants in the Merger Solicitation

The Company and Hamilton, and certain of their respective directors, executive officers and other members of management and employees, may be deemed to be participants in the solicitation of proxies from the shareholders of Hamilton in respect of the proposed merger transaction. Information regarding the directors and executive officers of the Company and Hamilton and other persons who may be deemed participants in the solicitation of the shareholders of Hamilton in connection with the proposed transaction will be included in the proxy statement/prospectus for Hamilton’s special meeting of shareholders, which will be filed by the Company with the SEC. Information about the Company’s directors and executive officers can also be found in the Company’s definitive proxy statement in connection with its 2018 annual meeting of shareholders, which was filed with the SEC on April 2, 2018, and other documents subsequently filed by the Company with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the proposed merger transaction filed with the SEC when they become available.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIS BANCORP

By:	/s/ Nicole S. Stokes
Nicole S. Stokes
Executive Vice President and Chief Financial Officer

Date: April 20, 2018